UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 27, 2025

Chicago Rivet & Machine Co.

(Exact Name of Registrant as Specified in Its Charter)

Illinois	000-01227	36-0904920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27755 Diehl Road, Suite 200, Warrenville, Illinois	60555
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (630) 357-8500

901 Frontenac Road, Naperville, Illinois, 60563

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CVR	NYSE American (Trading privileges only, not registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amended Current Report on Form 8-K/A (this “Form 8-K/A”) amends the current report on Form 8-K that was filed by Chicago Rivet & Machine Co. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on June 2, 2025 (the “Original Report”), reporting the Company’s decision to: (a) dismiss Crowe LLP (“Crowe”) as its independent registered public accounting firm effective immediately; and (b) engage Cherry Bekaert (“CB”) as its independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately. The Company provided Crowe with a copy of the disclosures made below in Item 4.01 and requested that Crowe furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made below in Item 4.01. This Form 8-K/A is being filed to provide a copy of the letter from Crowe, dated June 9, 2025, which is included with this Form 8-K/A as Exhibit 16.1.

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On May 27, 2025, the Board of Directors (the “Board”) of the Company approved the dismissal of Crowe as the Company’s independent registered public accounting firm, effective immediately.

The reports of Crowe on the Company’s consolidated financial statements for the two most recent fiscal years, ended December 31, 2024 and December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

Crowe’s report on the consolidated financial statements of the Company as of and for the year ended December 31, 2024, contained a separate paragraph stating that “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company has incurred declining revenues, recurring operating losses, recurring negative cash flows from operations, and a continued reduction in liquidity that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the two most recent fiscal years, ended December 31, 2024 and December 31, 2023, and the subsequent interim period through May 27, 2025, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years. Also, during this time, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except to note, (i) for the quarter ended September 30, 2023, the year ended December 31, 2023, and for the quarter ended March 31, 2024, that management identified a material weakness in internal control over financial reporting related to income taxes, and (ii) for the years ended December 31, 2024 and December 31, 2023, and for each of the quarters ended March 31, 2024, June 30, 2024, September 30, 2024, and March 31, 2025, that management identified a material weakness in internal control over financial reporting related to inventory valuation. Specifically, the Company did not design and maintain effective controls related to the review of the presentation of the tax provision related to unusual items, and did not design and maintain effective controls related to the review of the valuation of inventory. Management determined that the material weakness related to income taxes was remediated as of June 30, 2024, and that the material weakness related to inventory valuation has not yet been remediated.

The Company provided Crowe with a copy of the above disclosures and requested that Crowe furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of Crowe's letter, dated June 9, 2025 stating that they are in agreement with the statements above.

(b) Appointment of New Independent Registered Public Accounting Firm

On May 27, 2025, the Board engaged CB as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately. During the fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through May 27, 2025, neither the Company nor anyone on its behalf has consulted with CB regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Crowe LLP dated June 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO RIVET & MACHINE CO.

Date: June 10, 2025	By: /s/ Gregory D. Rizzo
Name: Gregory D. Rizzo
Title: Chief Executive Officer